                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL

                            TO TENDER COMMON SHARES

                                      OF

                     ELSAG BAILEY PROCESS AUTOMATION N.V.

                                    AND/OR

      TO TENDER 5 1/2% CONVERTIBLE TRUST ORIGINATED PREFERRED SECURITIES

                                      OF

                         ELSAG BAILEY FINANCING TRUST

           PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 20, 1998

                                      BY

                    ABB TRANSPORTATION PARTICIPATIONS B.V.
                     A DIRECT, WHOLLY OWNED SUBSIDIARY OF
                          ABB ASEA BROWN BOVERI LTD.

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
      TIME, ON TUESDAY, NOVEMBER 17, 1998, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                             THE BANK OF NEW YORK

        BY MAIL:            FACSIMILE TRANSMISSION:     BY HAND OR OVERNIGHT
                                                              COURIER:



    Tender & Exchange  (for Eligible Institutions Only)
       Department               (212) 815-6213            Tender & Exchange
     P.O. Box 11248       For Confirmation Telephone:        Department
  Church Street Station         (800) 507-9357           101 Barclay Street
   New York, New York                                    Receive and Deliver
       10286-1248                                              Window
                                                      New York, New York 10286

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by holders of Company Shares (as defined below) and holders of Preferred Securities (as defined below)(such holders, collectively, the "Holders") if certificates evidencing Company Shares and/or Preferred Securities are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Company Shares and/or Preferred Securities are to be made by book-entry transfer to the account maintained by The Bank of New York, as Depositary (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase (as defined below). Holders who tender Company Shares and/or Preferred Securities by book-entry transfer are referred to herein as "Book-Entry Holders" and other Holders are referred to herein as "Certificate Holders."

  Holders whose certificates evidencing Company Shares ("Company Share Certificates") and/or Preferred Securities ("Preferred Securities Certificates" and, together with the Company Share Certificates, the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1--"Terms of the Offer" of the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Company Shares and/or Preferred Securities according to the guaranteed delivery procedure set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                     DESCRIPTION OF COMPANY SHARES TENDERED
--------------------------------------------------------------------------------

   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(IF BLANK, PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S)                 COMPANY SHARES TENDERED
                ON THE CERTIFICATE(S))                          (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                            TOTAL NUMBER
                                                                             OF COMPANY
                                                             COMPANY           SHARES            NUMBER
                                                              SHARE         EVIDENCED BY       OF COMPANY
                                                           CERTIFICATE      COMPANY SHARE        SHARES
                                                           NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                   ----------------------------------------------------------------------
                                   ----------------------------------------------------------------------
                                   ----------------------------------------------------------------------
                                   ----------------------------------------------------------------------
                                   ----------------------------------------------------------------------
                                   ----------------------------------------------------------------------
                                                         TOTAL COMPANY
                                                              SHARES

--------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Company Shares evidenced by any Company Share Certificate(s) delivered to the Depositary are being tendered. See Instruction 4.

                                     AND/OR

                  DESCRIPTION OF PREFERRED SECURITIES TENDERED
--------------------------------------------------------------------------------

   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(IF BLANK, PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S)              PREFERRED SECURITIES TENDERED
                ON THE CERTIFICATE(S))                          (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                                                                            TOTAL NUMBER
                                                                            OF PREFERRED
                                                                             SECURITIES
                                                            PREFERRED       EVIDENCED BY         NUMBER
                                                           SECURITIES         PREFERRED       OF PREFERRED
                                                           CERTIFICATE       SECURITIES        SECURITIES
                                                           NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                   -----------------------------------------------------------------------
                                   -----------------------------------------------------------------------
                                   -----------------------------------------------------------------------
                                   -----------------------------------------------------------------------
                                   -----------------------------------------------------------------------
                                   -----------------------------------------------------------------------
                                                        TOTAL PREFERRED
                                                            SECURITIES

--------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Preferred
    Securities evidenced by any Preferred Securities Certificate(s) delivered to the Depositary are being tendered. See Instruction 4.

[_]CHECK HERE IF COMPANY SHARES AND/OR PREFERRED SECURITIES ARE BEING
   DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNTS MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY:

  Name of Tendering Institution ______________________________________________

  Account Numbers:               (i) Company Shares  __________________________

                                 (ii) Preferred Securities ____________________

  Transaction Code Numbers:

                                 (i) Company Shares   _________________________

                                 (ii) Preferred Securities ____________________

[_]CHECK HERE IF COMPANY SHARES AND/OR PREFERRED SECURITIES ARE BEING TENDERED
   PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:


  Name(s) of Registered Holder(s) ____________________________________________

  Window Ticket No. (if any) _________________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which Guaranteed Delivery ______________________________

  Account Numbers (if Delivered by Book-Entry Transfer):

                                 (i) Company Shares  __________________________

                                 (ii) Preferred Securities ____________________

  Transaction Code Numbers:

                                 (i) Company Shares ___________________________

                                 (ii) Preferred Securities ____________________

[_]CHECK HERE IF TENDER IS BEING MADE PURSUANT TO LOST OR MUTILATED
   SECURITIES. SEE INSTRUCTION 10.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to ABB Transportation Participations B.V. (the "Purchaser"), a corporation organized under the laws of The Netherlands and a direct, wholly owned subsidiary of ABB Asea Brown Boveri Ltd., a corporation organized under the laws of Switzerland (the "Parent"), the above-described common shares, par value NLG 1.00 per share (the "Company Shares"), of Elsag Bailey Process Automation N.V., a company organized under the laws of The Netherlands (the "Company") and/or (ii) the above-described 5 1/2% Convertible Trust Originated Preferred Securities (the "Preferred Securities") of Elsag Bailey Financing Trust (the "Trust"), pursuant to the Purchaser's Offer to Purchase all outstanding (i) Company Shares at a price of $39.30 per Company Share, net to the seller in cash, without interest thereon and (ii) Preferred Securities at a price of $61.21 per Preferred Security, net to the seller in cash, without interest thereon, dated October 20, 1998 (the "Offer to Purchase"), upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as may be amended and supplemented from time to time, together with the Offer to Purchase, constitutes the "Offer"). The undersigned understands that the Purchaser reserves the right to assign to an affiliate of the Parent the right to purchase all or any portion of the Company Shares and/or Preferred Securities tendered pursuant to the Offer, but the undersigned further understands that any such assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering Holders to receive payment for Company Shares and/or Preferred Securities validly tendered and accepted for payment pursuant to the Offer.

  Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance for payment of and payment for the Company Shares and/or Preferred Securities tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Company Shares and/or Preferred Securities that are being tendered hereby and any and all non-cash dividends, distributions, rights, other Company Shares and/or Preferred Securities and other securities issued or issuable in respect thereof on or after October 20, 1998 (collectively, "Distributions"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Company Shares and/or Preferred Securities and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates and all Distributions or transfer ownership of such Company Shares and/or Preferred Securities and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfers and authenticity, to or upon the order of the Purchaser, (b) present such Company Shares and/or Preferred Securities and all Distributions for transfer on the books of the Company and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Company Shares and/or Preferred Securities and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney-in-fact and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Company Shares and/or Preferred Securities tendered hereby and all Distributions which have been accepted for payment by the Purchaser prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of Holders (whether annual or special and whether or not an adjourned meeting). This proxy and power of attorney is coupled with an interest in the Company Shares and/or Preferred Securities and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Company Shares and/or Preferred Securities and all Distributions by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Company Shares and/or Preferred Securities and all Distributions and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for Company Shares and/or Preferred Securities to be deemed validly tendered pursuant to the Offer, immediately upon the Purchaser's acceptance of such Company Shares and/or Preferred Securities and all Distributions for payment the Purchaser or its designee must be able to exercise full voting rights with respect to such Company Shares and/or Preferred Securities and all Distributions including, without limitation, voting at any meeting of the Holders then scheduled.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Company Shares and/or Preferred Securities and all Distributions tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the Company Shares and/or Preferred Securities and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Company Shares and/or Preferred Securities tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

  No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in Section 4-- "Withdrawal Rights" of the Offer to Purchase, the tender of Company Shares and/or Preferred Securities hereby made is irrevocable.

  The undersigned understands that tenders of Company Shares and/or Preferred Securities pursuant to any of the procedures described in Section 3-- "Procedures for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance for payment of such Company Shares and/or Preferred Securities will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Company Shares and/or Preferred Securities tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Company Shares Tendered" and/or "Description of Preferred Securities Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Company Shares Tendered" and/or "Description of Preferred Securities Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates not so tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Company Shares and/or Preferred Securities from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Company Shares and/or Preferred Securities so tendered.

 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
     INSTRUCTIONS 1,5,6 AND 7)               (SEE INSTRUCTIONS 1,5,6 AND 7)


   To be completed ONLY if certif-           To be completed ONLY if certif-
 icate(s) for Company Shares               icate(s) for Company Shares
 and/or Preferred Securities not           and/or Preferred Securities not
 tendered or not purchased and/or          tendered or not purchased and/or
 the check for the purchase price          the check for the purchase price
 of Company Shares and/or Pre-             of Company Shares and/or Pre-
 ferred Securities purchased are           ferred Securities purchased are
 to be issued in the name of some-         to be sent to someone other than
 one other than the undersigned.           the undersigned, or to the under-
                                           signed at an address other than
                                           that shown above.

 Issue check and/or certificate(s)
 to:


                                           Mail check and/or certificate(s)
 Name: ____________________________        to:
        PLEASE TYPE OR PRINT               Name: ____________________________
 Address: _________________________               PLEASE TYPE OR PRINT
 __________________________________        Address: _________________________
         (INCLUDE ZIP CODE)                __________________________________
 __________________________________                (INCLUDE ZIP CODE)
   (TAX IDENTIFICATION OR SOCIAL           __________________________________
   SECURITY NO.) (SEE SUBSTITUTE             (TAX IDENTIFICATION OR SOCIAL
     FORM W-9 ON REVERSE SIDE)               SECURITY NO.) (SEE SUBSTITUTE
                                               FORM W-9 ON REVERSE SIDE)

                                IMPORTANT
                           HOLDER(S) SIGN HERE
                       (SEE INSTRUCTIONS 1 AND 5)
         (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)
     Signature(s) of Holder(s) _____________________________________
     _______________________________________________________________
     Dated: __________________________________________________, 19

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on Company Share Certificate(s) and/or Preferred Securities Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

     Name(s): ______________________________________________________
                             (PLEASE PRINT)
     Capacity (Full Title): ________________________________________

     Address: ______________________________________________________

     _______________________________________________________________
                           (INCLUDE ZIP CODE)

     _____________________________        _____________________________
       (AREA CODE AND TELEPHONE              (TAX IDENTIFICATION AND
                 NO.)                         SOCIAL SECURITY NO.)

          GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

     Authorized Signature: _________________________________________

     Name: _________________________________________________________
                         (PLEASE TYPE OR PRINT)

     Title: ________________________________________________________

     Name of Firm: _________________________________________________

     Address: ______________________________________________________
                           (INCLUDE ZIP CODE)

     Name of Firm: _________________________________________________

     Area Code and Telephone Number: _______________________________

     Dated: __________________________________________________, 19

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Security Transfer Agents Medallion Program, The New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of Company Shares and/or Preferred Securities (which term, for purposes of this document, shall include the Book-Entry Transfer Facility where its name appears on a security position listing as the owner of Company Shares and/or Preferred Securities) tendered herewith and such holder(s) have not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Company Shares and/or Preferred Securities are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Company Shares and/or Preferred Securities or confirmation of any book-entry transfer into the Depositary's accounts at the Book-Entry Transfer Facility of Company Shares and/or Preferred Securities tendered by book-entry transfer, as well as this Letter of Transmittal or a facsimile thereof, properly completed and duly executed with any required signature guarantees or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1-- "Terms of the Offer" of the Offer to Purchase).

  Holders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Company Shares and/or Preferred Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) Share Certificates or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Company Shares and/or Preferred Securities tendered by book-entry transfer, as well as a Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or a facsimile thereof, properly completed and duly executed with any required signature guarantees or an Agent's Message), and all other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

  If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (of facsimile hereof) must accompany each such delivery.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Company Shares and/or Preferred Securities will be purchased. All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive any notice of the acceptance of their Company Shares and/or Preferred Securities for payment.

  3. INADEQUATE SPACE. If the space provided under "Description of Company Shares Tendered" and/or "Description of Preferred Securities Tendered" is inadequate, the Share Certificate numbers and/or the number of Company Shares and/or Preferred Securities should be listed on a separate schedule and attached hereto.

  4. PARTIAL TENDERS (APPLICABLE TO HOLDERS OF SHARE CERTIFICATES ONLY). If fewer than all the Company Shares and/or Preferred Securities evidenced by any Share Certificate submitted are to be tendered, fill in the number of Company Shares and/or Preferred Securities which are to be tendered in the box entitled "Number of Company Shares Tendered" and/or "Number of Preferred Securities Tendered," as the case may be. In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by Share Certificate(s) delivered to the Depositary will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holders of the Company Shares and/or Preferred Securities tendered hereby, the signature must correspond with the names as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Company Shares and/or Preferred Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Company Shares and/or Preferred Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Company Shares and/or Preferred Securities.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Company Shares and/or Preferred Securities listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or Share Certificates evidencing Company Shares and/or Preferred Securities not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder of the Company Shares and/or Preferred Securities tendered hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on such Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

  6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Company Shares and/or Preferred Securities to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Company Shares and/or Preferred Securities purchased is to be made to or, in the circumstances permitted hereby, if Share Certificates for Company Shares and/or Preferred Securities not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes

(whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price is to be issued in the name of, and/or Share Certificates for Company Shares and/or Preferred Securities not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Share Certificates are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company.

  9. SUBSTITUTE FORM W-9. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the payments to a Holder or other payee pursuant to the Offer must be withheld unless the Holder or other payee provides his or her taxpayer identification number ("TIN") (generally, the Holder's employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering Holder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such Holder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain Holders (including, among others, all corporations and certain foreign Holders) are not subject to these backup withholding and information reporting requirements. In order for a foreign Holder to qualify as an exempt recipient, that Holder should submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such statements can be obtained from the Depositary. Failure to provide the information on the form may subject tendering Holders to 31% United States federal income tax withholding on the payment of the purchase price of cash pursuant to the Offer.

  10. LOST OR DESTROYED SHARE CERTIFICATES. If any Company Share Certificates have been lost or destroyed, the Holder should promptly notify the Company's transfer agent, The Bank of New York. If any Preferred Securities Certificates have been lost or destroyed, the Holder should promptly notify the Trust's transfer agent, The Bank of New York. The Holder will then be instructed as to the procedure to be followed in order to replace the relevant Share Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S
             MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under United States federal income tax law, a Holder that is a United States person (other than an "exempt recipient") whose tendered Company Shares and/or Preferred Securities are accepted for purchase is required by law to provide the Depositary (as payer) with such Holder's correct TIN on the Substitute Form W-9 below. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. If such Holder is an individual, the TIN is his or her social security number. If a Holder fails to provide a TIN to the Depositary, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to Company Shares and/or Preferred Securities pursuant to the Offer may be subject to backup withholding of 31%.

  Certain Holders (including, among others, all corporations and foreign persons that provide appropriate certification) are not subject to these backup withholding and reporting requirements. In order for a foreign person to qualify as an exempt recipient, that Holder must submit an Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup U.S. federal income tax withholding with respect to payment for Company Shares and/or Preferred Securities purchased pursuant to the Offer, a Holder must provide the Depositary with his or her correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct and that (1) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Holder is required to give the Depositary the social security number or employer identification number of the record holder of the Company Shares and/or Preferred Securities tendered hereby. If Company Shares and/or Preferred Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 9)

                       PAYER'S NAME: THE BANK OF NEW YORK
--------------------------------------------------------------------------------


                        PART I--PLEASE PROVIDE YOUR    Social Security Number
                        TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW

 SUBSTITUTE
 FORM W-9                                                        or


 DEPARTMENT OF THE                                     Employer Identification
 TREASURY INTERNAL                                             Number:
 REVENUE SERVICE

                        PART 2--For Payees exempt from Backup Withholding:
                             Write "Exempt" in this Part 2, enter your
                             correct TIN in Part 1 and sign and date this
                             form.
                                                       ----------------------

                       --------------------------------------------------------
 PAYER'S REQUEST FOR    PART 3--CERTIFICATION-Under penalties of perjury, I
 TAXPAYER                    certify that:
 IDENTIFICATION NUMBER --------------------------------------------------------
 ("TIN") AND            (1)  The number shown on this form is my correct
 CERTIFICATION               Taxpayer Identification Number (or I am waiting
                             for a number to be issued to me), and
                        (2)  I am not subject to backup withholding because
                             (i) I am exempt from backup withholding, (ii) I
                             have not been notified by the Internal Revenue
                             Service (the "IRS") that I am subject to backup
                             withholding as a result of a failure to report
                             all interest or dividends, or (iii) the IRS has
                             notified me that I am no longer subject to
                             backup withholding.
                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) in Part 2 above if you have been notified by the
                        IRS that you are subject to backup withholding
                        because of under-reporting interest or dividends on
                        your tax return.
                       --------------------------------------------------------

                        Signature: ___________________________    Date: ______

                        Name (Please Print): _________________________________

                        Address ______________________________________________

                        City, State and Zip Code _____________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATIONS OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer Is:

                              MORROW & CO., INC.

                           445 Park Avenue, 5th Floor
                            New York, New York 10022

                         Call Toll Free (800) 566-9061
                          Call Collect (212) 754-8000
              Banks and Brokerage Firms Please Call (800) 662-5200

                      The Dealer Manager for the Offer is:

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                             Eleven Madison Avenue
                         New York, New York 10010-3629
                         Call Toll Free (800) 881-8320